UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2012

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5445 DTC Parkway, Suite 925

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Operating Officer

On November 28, 2012, Ampio Pharmaceuticals, Inc. (“Ampio” or the “Company”) announced the appointment of Josh Disbrow as the Company’s Chief Operating Officer effective December 15, 2012.

Mr. Disbrow, age 37, was most recently the Vice President of Commercial Operations at Arbor Pharmaceuticals, a specialty pharmaceutical company, from May 2007 through October 2012. Prior to joining Arbor Pharmaceuticals, Mr. Disbrow served as Regional Sales Manager with Cyberonics, Inc., a medical device company focused on neuromodulation therapies from June 2005 through April 2007. Mr. Disbrow holds a B.S. in business management from North Carolina State University and an M.B.A. from Wake Forest University.

There are no family relationships between Mr. Disbrow and any director or executive officer of the Company. There are no relationships or related party transactions between Mr. Disbrow and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Disbrow’s appointment is furnished as Exhibit 99.1 hereto.

(e) Material Compensatory Plan, Contract or Arrangement with Principal or Named Executive Officers

The Company will provide certain compensation to Mr. Disbrow in connection with his appointment as Chief Operating Officer of the Company. Mr. Disbrow will receive an annual salary in the amount of $210,000 per year, a grant of options to purchase common stock commensurate with the position, and will be entitled to participate in the Company’s health plan on terms available to other Company employees. These and other terms of Mr. Disbrow’s compensation arrangement for serving as Chief Operating Officer of the Company will be memorialized in a three-year employment agreement with the Company, which will be filed with the SEC and the material terms of which will be summarized in future public reports filed by the Company under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report:

99.1	Press Release dated November 28, 2012

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate” “believe,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K and in Exhibit 99.1 are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 9, 2012, and its Form 10-Qs on file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Mark D. McGregor
Mark D. McGregor

Chief Financial Officer

Dated: December 4, 2012

AMPIO PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release issued by Ampio Pharmaceuticals, Inc. on November 28, 2012	Furnished